UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Michael W. Stockton

International Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Annual report for the year ended June 30, 2018

Pursues growth and
income opportunities
across international
markets

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.90% for Class A shares as of the prospectus dated September 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2018, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.19%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
5	The value of a $10,000 investment
6	Summary investment portfolio
10	Financial statements
29	Board of trustees and other officers

Fellow investors:

International equity markets posted solid gains during the fund’s fiscal year despite renewed volatility and geopolitical uncertainty during the closing months of the period. Strong earnings growth among select companies helped boost investor sentiment, driving stock prices higher.

Against this backdrop, the fund generated a 6.18% total return for the 12 months ended June 30, 2018. This total return includes quarterly dividend payments totaling 78 cents a share for the period.

The fund’s result trailed the 7.28% return registered by its primary benchmark, the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed- and developing-country stock markets.1 The index is unmanaged and, therefore, has no expenses. By way of comparison, the Lipper International Funds Index, a peer group measure, advanced 6.99%.

While we are disappointed with the fund’s full-year result in relative terms, we are pleased with the positive result. We note that our focus is on the long term and reaffirm our conviction that the fund’s approach can benefit patient, long-term investors. Returns for longer time frames are shown below.

An encouraging start, then renewed volatility

International equity markets got off to a strong start as investors were encouraged by improving economic fundamentals in Europe and some emerging markets, strong corporate earnings and accommodative monetary policy. By February, however, investor anxieties around inflationary pressures and climbing interest rates sent markets sharply lower. Trade tensions between the U.S. and China further rattled markets as the two countries threatened to impose billions of dollars in tariffs against one another.

In Europe, stocks rose despite escalating global trade tensions and political strife in Italy and Spain. In the closing months of the period, a shift in monetary policy by the European Central Bank sent the euro tumbling against the U.S. dollar, tempering gains for U.S.-dollar-based investors. Signs of slowing economic growth further fueled volatility in the closing weeks of the period. Japanese equities finished in solidly positive territory despite hand-wringing over the escalating trade dispute between the U.S. and China and — in the closing weeks of the period — some signs of economic difficulties. Meanwhile, emerging markets stocks advanced on higher commodity prices and solid economic growth in China. China’s economic growth during January and February exceeded expectations amid strong export growth and rising retail and home sales.

Results at a glance

For periods ended June 30, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	Lifetime (since 10/1/08)

International Growth and Income Fund (Class A shares)	6.18%	4.87%	7.00%
MSCI All Country World Index ex USA*	7.28	5.99	5.17
Lipper International Funds Index†	6.99	6.83	5.88

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding category.

International Growth and Income Fund	1

Where the fund’s assets were invested

Percent of net assets by country of domicile as of June 30, 2018

	International Growth and Income Fund	MSCI ACWI ex USA*

Europe
Eurozone†	24.1%	22.4%
United Kingdom	17.7	12.3
Switzerland	3.8	5.3
Denmark	2.2	1.1
Russian Federation	2.0	.9
Sweden	1.7	1.8
Other Europe	.1	1.1
	51.6	44.9

Asia/Pacific
Hong Kong	6.9	2.5
Japan	6.1	16.4
Taiwan	4.5	2.9
China	3.4	8.2
Korea	2.2	3.6
Singapore	1.0	.9
Australia	.6	4.7
Other Asia/Pacific	4.8	4.2
	29.5	43.4

The Americas
Canada	4.1	6.6
Brazil	3.4	1.5
United States	3.2	—
Other Americas	.2	1.2
	10.9	9.3

Other
South Africa	.6	1.6
Other countries	.3	.8
	.9	2.4

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	7.1	—

Total	100.0%	100.0%

*	The MSCI ACWI (All Country World Index) ex USA is weighted by market capitalization.
†	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

Strength across most sectors

On a sector basis, energy companies led all sectors, gaining 27.46%1, as oil prices rose on geopolitical tensions and OPEC production cuts. The information technology sector also rallied, bolstered by solid earnings reports from tech giants Apple, Facebook and Microsoft. Meanwhile, stocks in the telecom services sector lost ground. In addition, more defensive, higher yielding sectors lagged, including utilities, consumer staples and health care. Because of the fund’s dual growth-and-income objective, fund managers often focus on dividend-paying stocks, which may lag in periods when investor sentiment strongly favors more cyclical areas.

Inside the portfolio

Country and sector results can offer valuable perspective, but in building a portfolio our investment professionals focus on the prospects of individual companies. Portfolio managers and analysts invest in their highest conviction ideas based on fundamental research. (See the table on page 3 for a closer look at the fund’s top holdings and why they are viewed as strong investments that we believe can contribute to superior returns over the long term.)

Select investments in the materials sector generated strong returns for the fund. Shares of mining company Rio Tinto, the fund’s fifth-largest position, rose 31.30% on the back of a sharp rally in aluminum prices, which came about after the U.S. government-imposed sanctions on Russian producer Rusal. Dutch multinational Koninklijke DSM soared 38.36%. In the utilities sector, Danish power supplier Ørsted (+34.02%) and French gas utility Rubis (+10.24%) both delivered solid returns.

Among energy companies, No. 2 holding Royal Dutch Shell rose 30.91% on higher oil prices, pushed up by rising tension in the Middle East. French oil company TOTAL and Indian energy conglomerate Reliance Industries also advanced. However, stock selection in the sector slightly held back fund returns in relative terms.

[1]	Unless otherwise noted, country and sector stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

2	International Growth and Income Fund

Largest equity holdings at a glance

(as of June 30, 2018)

Here is a look at the fund’s top holdings with some brief perspective on why they are viewed as strong investment opportunities.

Company	Country of domicile	Percentage of net assets (%)

Taiwan Semiconductor Manufacturing Company (TSMC)	Taiwan	3.0

The global leader in semiconductor manufacturing has been widening its technology lead against competition, allowing it to gain market share. TSMC should benefit from rising demand for semiconductors related to advances in artificial intelligence and machine learning.

Royal Dutch Shell	United Kingdom	2.9

Royal Dutch Shell should benefit from improved oil prices and is also well-positioned as the market leader for what should be a strong LNG (liquid natural gas) cycle over the next few years.

Airbus	France	1.9

Investing in this aircraft manufacturer can be viewed as a direct way to take advantage of surging demand for narrow-body aircraft. Improving production rates and a more robust supply chain can potentially drive earnings growth and strengthen free cash flow. There is likely room for growth in orders as additional production agreements could be signed later this year.

Prudential	United Kingdom	1.8

Prudential is one of two dominant insurance companies operating across relatively high-growth Asian markets. The group is also taking steps to demerge its slower growth U.K. operations.

Rio Tinto	United Kingdom	1.8

Rio Tinto has well-established low-cost iron ore, aluminum and copper assets that should provide an advantage over competitors. The company’s strong balance sheet can help it withstand the cyclicality of its business and creates opportunities during market troughs.

AstraZeneca	United Kingdom	1.7

The pharmaceutical maker has relatively strong growth prospects and a broad pipeline thanks to revitalized R&D efforts. Multiple new product launches are underway, with additional pipeline readouts expected this year on incremental opportunities.

AIA Group	Hong Kong	1.7

Life insurance provider AIA should have a strong growth runway for its insurance and retirement solutions as Asian household incomes rise and the population ages. The company has operations and diversified sources of income across a number of Asian markets, a strong balance sheet and outstanding management in our view.

British American Tobacco	United Kingdom	1.6

The company was recently trading at its lowest valuation in 15 years. The market may be too focused on the risks the company faces and not focused enough on its compounded earnings growth potential.

Nestlé	Switzerland	1.4

Nestlé is arguably among the best global consumer staples companies and is run by a management team with, in our view, a consistently excellent approach. The company’s businesses have a history of resilience during market downturns.

Samsung Electronics	South Korea	1.4

The company has improved its cash generation potential in recent years, thanks in part to industry consolidation and the potential operating margins for its largest business segment, DRAM chips. These semiconductors are used in digital electronics where low-cost and high-capacity memory is required.

International Growth and Income Fund	3

The New Geography of Investing®

As of June 30, 2018

International Growth and Income Fund vs. MSCI ACWI ex USA with income reinvested

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	3%	—
■	Canada	4	7%
■	Europe	53	44
■	Japan	7	16
■	Asia-Pacific ex. Japan	10	8
■	Emerging markets	23	25
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	17%	16%
■	Canada	3	4
■	Europe	28	22
■	Japan	6	12
■	Asia-Pacific ex. Japan	7	7
■	Emerging markets	39	39
	Total	100%	100%

Source: Capital Group (as of June 30, 2018).

Compared with the MSCI ACWI ex USA as a percent of net assets.

All figures include convertible securities.

Investments in the consumer staples sector held back the fund’s overall result. Shares of British American Tobacco, the fund’s eighth-largest position, slid 25.85% amid ongoing worries over falling global cigarette demand, given the impact of anti-smoking legislation. Tobacco company Philip Morris International (-31.26%) also declined. Food and beverage maker Nestlé, the fund’s ninth-largest position, declined 10.77%. Stock selection among information technology companies also held back returns. Taiwan Semiconductor Manufacturing Company — the fund’s largest investment — and No. 10 holding Samsung Electronics both posted modest gains that trailed the broader market.

Elsewhere among the fund’s top 10 positions, No. 3 holding Airbus surged 42.38% as the aircraft maker’s outlook for 2018 improved and the company pledged to ramp up production to meet growing demand. British pharmaceutical maker AstraZeneca (+3.66%) and life insurance company AIA (+19.66%) both advanced, but insurer Prudential (-0.20%) posted a modest decline.

Looking ahead

Although there have been some signs of slower growth ahead, the global economy remains healthy. We believe the broad economic expansion can continue and can support international equity markets.

That said, we are mindful of risks that have surfaced recently. Among these are rising interest rates, geopolitical tensions and the ongoing talk of a trade war. While trade disputes can have an adverse effect on the prospects of many companies, we believe we are finding many companies with operations in markets around the world that can thrive amid shifting conditions.

The recent past has proved to be challenging for dividend-focused investing in international markets. Much of the market leadership has been among U.S. companies and growth-oriented technology firms. While the fund’s approach has been out of favor, we remain optimistic about international investing going forward. A number of non-U.S. markets are earlier in the business cycle than the U.S., and we are seeing conditions that we believe can drive stronger earnings abroad going forward. And valuations outside the U.S. remain relatively compelling in a number of areas.

We remain steadfast in our conviction that growth-and-income investing in non-U.S. markets can provide superior returns over the long term. When market volatility rises, we believe our research-driven approach to investing can uncover opportunities to invest in superior companies with attractive valuations.

We thank you for your continued support of International Growth and Income Fund, and we look forward to reporting back to you in six months.

Cordially,

Steven T. Watson

Vice Chairman of the Board

Andrew B. Suzman

President

August 14, 2018

For current information about the fund, visit americanfunds.com.

4	International Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 1, 2008, to June 30, 2018, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods.

Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money.

For current information and month-end results, visit americanfunds.com.

$20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
10/31/08[4]
6/30/09
6/30/10
6/30/11
6/30/12
6/30/13
6/30/14
6/30/15
6/30/16
6/30/17
6/30/18
$18,227
International Growth and Income Fund[1,2]
$16,349
MSCI All Country World Index ex USA[3]
$10,000
Original investment

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	All results are calculated with dividends and capital gains reinvested.
[3]	Source: MSCI. The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
[4]	For the period October 1, 2008 (when the fund began operations), through October 31, 2008.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2018)*

	1 year	5 years	Lifetime (since 10/1/08)

Class A shares	0.09%	3.64%	6.35%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.90% for Class A shares as of the prospectus dated September 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

International Growth and Income Fund	5

Summary investment portfolio June 30, 2018

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	24.11%
United Kingdom	17.71
Hong Kong	6.87
Japan	6.13
Taiwan	4.49
Canada	4.06
Switzerland	3.81
Brazil	3.43
China	3.41
Other countries	18.87
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	7.11
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 92.88%	Shares	Value (000)
Financials 16.89%
Prudential PLC	11,327,772	$259,305
AIA Group Ltd.	27,073,600	236,725
Société Générale	3,767,400	158,890
HDFC Bank Ltd.[1]	2,819,860	86,784
HDFC Bank Ltd. (ADR)	361,307	37,944
Banco Santander, SA	20,618,725	110,569
Aviva PLC	16,525,000	109,917
B3 SA - Brasil, Bolsa, Balcao	20,291,000	107,063
Toronto-Dominion Bank (CAD denominated)	1,757,000	101,693
ABN AMRO Group NV, depository receipts	3,438,437	89,222
AXA SA	3,555,300	87,252
Other securities		1,022,169
		2,407,533

Consumer discretionary 11.71%
Sony Corp.	3,856,000	197,267
Wynn Macau, Ltd.	55,290,000	177,943
MGM China Holdings, Ltd.	60,772,800	140,979
Nitori Holdings Co., Ltd.	612,000	95,519
Sands China Ltd.	17,533,200	93,749
Other securities		962,861
		1,668,318

Information technology 11.56%
Taiwan Semiconductor Manufacturing Co., Ltd.	59,853,506	425,022
Samsung Electronics Co., Ltd., nonvoting preferred	3,290,000	111,143
Samsung Electronics Co., Ltd.	2,075,000	86,854
Nintendo Co., Ltd.	493,900	161,488
Vanguard International Semiconductor Corp.	61,775,000	141,427
ASML Holding NV	597,500	118,410
Alibaba Group Holding Ltd. (ADR)[2]	469,500	87,106
Other securities		515,429
		1,646,879

Industrials 8.71%
Airbus SE, non-registered shares	2,255,900	264,129
International Consolidated Airlines Group, SA (CDI)	17,413,000	152,593
BAE Systems PLC	15,013,000	128,153
Meggitt PLC	13,457,067	87,610
Other securities		609,061
		1,241,546

6	International Growth and Income Fund

	Shares	Value (000)
Energy 8.50%
Royal Dutch Shell PLC, Class B	11,076,715	$396,673
Royal Dutch Shell PLC, Class B (ADR)	180,000	13,077
Royal Dutch Shell PLC, Class A	189,002	6,557
Enbridge Inc. (CAD denominated)	4,704,036	168,174
Enbridge Inc. (CAD denominated)[3]	133,054	4,757
TOTAL SA	2,768,319	168,787
Reliance Industries Ltd.	7,939,000	112,680
Schlumberger Ltd.	1,338,000	89,686
LUKOIL Oil Co. PJSC (ADR)	1,305,000	89,236
Other securities		161,505
		1,211,132

Materials 8.33%
Rio Tinto PLC	4,596,000	254,815
Vale SA, ordinary nominative	9,648,537	123,452
Vale SA, ordinary nominative (ADR)	4,090,000	52,434
Glencore PLC	33,856,856	161,751
Koninklijke DSM NV	1,130,000	113,645
Air Liquide SA1	485,222	61,027
Air Liquide SA, bonus shares[1]	221,127	27,812
Air Liquide SA, non-registered shares	55,300	6,955
Other securities		385,619
		1,187,510

Consumer staples 6.53%
British American Tobacco PLC	4,555,000	230,239
Nestlé SA	2,582,750	200,559
Kao Corp.	1,438,750	109,808
Other securities		389,398
		930,004

Health care 5.25%
AstraZeneca PLC	3,578,000	248,050
Sanofi	1,430,200	114,658
Bayer AG	873,954	96,294
Other securities		288,684
		747,686

Utilities 5.17%
Enel SPA	27,097,953	150,535
Ørsted AS	2,069,930	125,235
Rubis SCA	1,615,985	100,962
Northland Power Inc.	4,659,000	86,932
Other securities		273,346
		737,010

Telecommunication services 2.75%
Other securities		391,372

Real estate 2.63%
Link Real Estate Investment Trust REIT	12,920,152	117,993
Other securities		256,776
		374,769
Miscellaneous 4.85%
Other common stocks in initial period of acquisition		690,984

Total common stocks (cost: $11,184,342,000)		13,234,743

Rights & warrants 0.01%
Miscellaneous 0.01%
Other rights & warrants in initial period of acquisition		1,097

Total rights & warrants (cost: $1,158,000)		1,097

International Growth and Income Fund	7

	Principal amount (000)	Value (000)
Convertible bonds 0.12%
Financials 0.12%
Other securities		$17,236

Total convertible bonds (cost: $15,465,000)		17,236

Bonds, notes & other debt instruments 0.23%
Bonds & notes of governments outside the U.S. 0.18%
Other securities		25,667

Corporate bonds & notes 0.04%
Financials 0.04%
Other securities		5,440

U.S. Treasury bonds & notes 0.01%
U.S. Treasury 0.01%
Other securities		1,000

Total bonds, notes & other debt instruments (cost: $30,099,000)		32,107

Short-term securities 6.25%
Federal Home Loan Bank 1.80%–1.89% due 7/5/2018–8/8/2018	$147,500	147,393
Mizuho Bank, Ltd. 1.91%–2.28% due 7/6/2018–9/17/2018[3]	127,200	126,926
Other securities		616,230

Total short-term securities (cost: $890,589,000)		890,549
Total investment securities 99.49% (cost: $12,121,653,000)		14,175,732
Other assets less liabilities 0.51%		73,121

Net assets 100.00%		$14,248,853

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

8	International Growth and Income Fund

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases	Sales			at 6/30/2018
(000)	(000)	Counterparty	Settlement date	(000)
USD4,258	JPY465,000	JPMorgan Chase	7/11/2018	$55
JPY465,000	USD4,206	Goldman Sachs	7/11/2018	(3)
USD10,584	JPY1,162,000	Bank of America, N.A.	7/25/2018	70
USD4,239	JPY465,000	Citibank	7/25/2018	32
JPY1,627,000	USD14,729	Goldman Sachs	7/25/2018	(8)
				$146

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $175,623,000, which represented 1.23% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $615,452,000, which represented 4.32% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

International Growth and Income Fund	9

Financial statements

Statement of assets and liabilities
at June 30, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $12,121,653)		$14,175,732
Cash		1,489
Cash denominated in currencies other than U.S. dollars (cost: $21,976)		21,681
Unrealized appreciation on open forward currency contracts		157
Receivables for:
Sales of investments	$3,121
Sales of fund’s shares	18,555
Dividends and interest	69,986
Other	810	92,472
		14,291,531
Liabilities:
Unrealized depreciation on open forward currency contracts		11
Payables for:
Purchases of investments	5,159
Repurchases of fund’s shares	9,527
Investment advisory services	5,687
Services provided by related parties	2,096
Trustees’ deferred compensation	2,304
Non-U.S. taxes	17,219
Other	675	42,667
Net assets at June 30, 2018		$14,248,853

Net assets consist of:
Capital paid in on shares of beneficial interest		$13,023,162
Distributions in excess of net investment income		(31,722)
Accumulated net realized loss		(785,326)
Net unrealized appreciation		2,042,739
Net assets at June 30, 2018		$14,248,853

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (428,614 total shares outstanding)

		Shares		Net asset
	Net assets	outstanding		value per share
Class A	$4,921,551	148,029		$33.25
Class C	250,375	7,550		33.16
Class T	11	—	*	33.24
Class F-1	250,490	7,526		33.29
Class F-2	2,714,549	81,619		33.26
Class F-3	2,304,320	69,338		33.23
Class 529-A	152,772	4,601		33.20
Class 529-C	29,248	885		33.05
Class 529-E	5,312	160		33.21
Class 529-T	11	—	*	33.24
Class 529-F-1	18,444	555		33.25
Class R-1	3,597	109		33.16
Class R-2	56,764	1,716		33.07
Class R-2E	3,191	96		33.12
Class R-3	69,777	2,103		33.18
Class R-4	83,933	2,526		33.22
Class R-5E	762	23		33.22
Class R-5	33,938	1,016		33.42
Class R-6	3,349,808	100,762		33.24

*	Amount less than one thousand.

See Notes to Financial Statements

10	International Growth and Income Fund

Statement of operations
for the year ended June 30, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $35,789)	$422,073
Interest	18,674	$440,747
Fees and expenses*:
Investment advisory services	67,088
Distribution services	18,216
Transfer agent services	10,588
Administrative services	4,972
Reports to shareholders	618
Registration statement and prospectus	766
Trustees’ compensation	555
Auditing and legal	188
Custodian	2,974
Other	322	106,287
Net investment income		334,460

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $54)	308,790
Forward currency contracts	(373)
Currency transactions	(2,730)	305,687
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $12,000)	131,827
Forward currency contracts	8
Currency translations	(208)	131,627
Net realized gain and unrealized appreciation		437,314
Net increase in net assets resulting from operations		$771,774

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended June 30
	2018	2017
Operations:
Net investment income	$334,460	$252,614
Net realized gain (loss)	305,687	(129,372)
Net unrealized appreciation	131,627	1,746,918
Net increase in net assets resulting from operations	771,774	1,870,160

Dividends paid to shareholders from net investment income	(342,768)	(268,092)

Net capital share transactions	1,279,898	409,937

Total increase in net assets	1,708,904	2,012,005

Net assets:
Beginning of year	12,539,949	10,527,944
End of year (including distributions in excess of net investment income: $(31,722) and $(25,795), respectively)	$14,248,853	$12,539,949

See Notes to Financial Statements

International Growth and Income Fund	11

Notes to financial statements

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

12	International Growth and Income Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

International Growth and Income Fund	13

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$2,320,749	$86,784	$—	$2,407,533
Consumer discretionary	1,668,318	—	—	1,668,318
Information technology	1,646,879	—	—	1,646,879
Industrials	1,241,546	—	—	1,241,546
Energy	1,211,132	—	—	1,211,132
Materials	1,098,671	88,839	—	1,187,510
Consumer staples	930,004	—	—	930,004
Health care	747,686	—	—	747,686
Utilities	737,010	—	—	737,010
Telecommunication services	391,372	—	—	391,372
Real estate	374,769	—	—	374,769
Miscellaneous	690,984	—	—	690,984
Rights & warrants	1,097	—	—	1,097
Convertible bonds	—	17,236	—	17,236
Bonds, notes & other debt instruments	—	32,107	—	32,107
Short-term securities	—	890,549	—	890,549
Total	$13,060,217	$1,115,515	$—	$14,175,732

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$157	$—	$157
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(11)	—	(11)
Total	$—	$146	$—	$146

*	Forward currency contracts are not included in the investment portfolio.

14	International Growth and Income Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

International Growth and Income Fund	15

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $27,720,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, June 30, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$157	Unrealized depreciation on open forward currency contracts	$11

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(373)	Net unrealized appreciation on forward currency contracts	$8

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$70	$—	$—	$—	$70
Citibank	32	—	—	—	32
JPMorgan Chase	55	—	—	—	55
Total	$157	$—	$—	$—	$157
Liabilities:
Goldman Sachs	$11	$—	$—	$—	$11

*	Non-cash collateral is shown on a settlement basis.

16	International Growth and Income Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended June 30, 2018, the fund reclassified $25,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $2,406,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

As of June 30, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$41,178
Capital loss carryforward*	(781,847)
Gross unrealized appreciation on investments	2,470,717
Gross unrealized depreciation on investments	(489,610)
Net unrealized appreciation on investments	1,981,107
Cost of investments	12,194,771

*	Reflects the utilization of capital loss carryforward of $290,383,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

International Growth and Income Fund	17

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended June 30
Share class	2018		2017
Class A	$114,223		$101,196
Class B1			17
Class C	3,850		3,663
Class T2	—	[3]	—	[3]
Class F-1	6,433		7,762
Class F-2	67,703		72,966
Class F-3[4]	58,840		17,802
Class 529-A	3,411		2,760
Class 529-B1			1
Class 529-C	433		425
Class 529-E	108		88
Class 529-T2	—	[3]	—	[3]
Class 529-F-1	438		314
Class R-1	59		103
Class R-2	885		783
Class R-2E	55		25
Class R-3	1,400		1,226
Class R-4	1,974		1,853
Class R-5E	13		4
Class R-5	874		759
Class R-6	82,069		56,345
Total	$342,768		$268,092

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of average daily net assets and decreasing to 0.440% on such assets in excess of $17 billion. For the year ended June 30, 2018, the investment advisory services fee was $67,088,000, which was equivalent to an annualized rate of 0.480% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

18	International Growth and Income Fund

certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of June 30, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

International Growth and Income Fund	19

For the year ended June 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$12,989	$ 5,905		$ 506		Not applicable
Class C	2,654	315		133		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	825	416		166		Not applicable
Class F-2	Not applicable	3,054		1,340		Not applicable
Class F-3	Not applicable	234		1,109		Not applicable
Class 529-A	326	161		76		$101
Class 529-C	320	36		16		21
Class 529-E	27	2		3		4
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	18		9		12
Class R-1	40	5		2		Not applicable
Class R-2	434	199		29		Not applicable
Class R-2E	16	6		1		Not applicable
Class R-3	363	114		36		Not applicable
Class R-4	222	92		44		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	17		17		Not applicable
Class R-6	Not applicable	13		1,485		Not applicable
Total class-specific expenses	$18,216	$10,588		$4,972		$138

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $555,000 in the fund’s statement of operations reflects $396,000 in current fees (either paid in cash or deferred) and a net increase of $159,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2018.

20	International Growth and Income Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2018

Class A	$612,102	17,658		$111,775		3,291		$(676,471)	(19,624)	$47,406	1,325
Class C	41,186	1,192		3,808		113		(59,655)	(1,737)	(14,661)	(432)
Class T	—	—		—		—		—	—	—	—
Class F-1	65,045	1,882		6,359		187		(199,633)	(5,848)	(128,229)	(3,779)
Class F-2	974,040	28,368		65,984		1,942		(860,503)	(24,953)	179,521	5,357
Class F-3	788,240	22,868		56,649		1,668		(422,458)	(12,203)	422,431	12,333
Class 529-A	29,379	848		3,410		100		(20,451)	(593)	12,338	355
Class 529-C	5,268	153		433		13		(9,572)	(279)	(3,871)	(113)
Class 529-E	1,169	34		108		3		(939)	(27)	338	10
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	5,766	168		437		13		(2,800)	(81)	3,403	100
Class R-1	649	19		59		2		(1,941)	(57)	(1,233)	(36)
Class R-2	18,692	543		884		26		(18,815)	(547)	761	22
Class R-2E	2,262	66		55		2		(1,012)	(30)	1,305	38
Class R-3	23,536	692		1,399		41		(24,403)	(708)	532	25
Class R-4	26,105	755		1,973		58		(35,128)	(1,022)	(7,050)	(209)
Class R-5E	777	23		13		—	[2]	(350)	(10)	440	13
Class R-5	11,200	321		873		26		(12,338)	(357)	(265)	(10)
Class R-6	872,870	25,273		81,987		2,414		(188,125)	(5,556)	766,732	22,131
Total net increase (decrease)	$3,478,286	100,863		$336,206		9,899		$(2,534,594)	(73,632)	$1,279,898	37,130

Year ended June 30, 2017
Class A	$601,070	20,187		$98,922		3,253		$(1,062,222)	(36,106)	$(362,230)	(12,666)
Class B3	12	—	[2]	17		1		(5,158)	(177)	(5,129)	(176)
Class C	33,924	1,143		3,609		118		(81,718)	(2,775)	(44,185)	(1,514)
Class T4	10	—	[2]	—		—		—	—	10	— [2]
Class F-1	261,545	9,085		7,664		252		(747,988)	(25,650)	(478,779)	(16,313)
Class F-2	1,670,073	56,115		71,078		2,358		(2,786,437)	(90,937)	(1,045,286)	(32,464)
Class F-3[5]	1,823,263	58,103		17,451		545		(52,701)	(1,643)	1,788,013	57,005
Class 529-A	17,034	575		2,758		91		(19,110)	(652)	682	14
Class 529-B3	12	—	[2]	—	[2]	—	[2]	(245)	(8)	(233)	(8)
Class 529-C	4,607	156		425		14		(5,788)	(198)	(756)	(28)
Class 529-E	771	26		88		3		(665)	(23)	194	6
Class 529-T4	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class 529-F-1	3,688	125		314		10		(2,625)	(88)	1,377	47
Class R-1	1,168	40		103		4		(7,642)	(258)	(6,371)	(214)
Class R-2	14,826	503		783		26		(15,940)	(543)	(331)	(14)
Class R-2E	1,506	51		24		1		(208)	(7)	1,322	45
Class R-3	21,601	731		1,225		40		(24,575)	(832)	(1,749)	(61)
Class R-4	22,915	773		1,853		61		(22,852)	(765)	1,916	69
Class R-5E	286	10		4		—	[2]	(7)	— [2]	283	10
Class R-5	9,624	325		758		24		(7,857)	(264)	2,525	85
Class R-6	635,908	21,660		56,319		1,848		(133,573)	(4,468)	558,654	19,040
Total net increase (decrease)	$5,123,853	169,608		$263,395		8,649		$(4,977,311)	(165,394)	$409,937	12,863

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,327,346,000 and $3,478,373,000, respectively, during the year ended June 30, 2018.

International Growth and Income Fund	21

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class A:
6/30/2018	$32.03	$.77	$1.23	$2.00	$(.78)	$—	$(.78)	$33.25	6.18%	$4,922		.90%		2.23%
6/30/2017	27.81	.63	4.27	4.90	(.68)	—	(.68)	32.03	17.80	4,700		.92		2.11
6/30/2016	31.99	.73	(4.11)	(3.38)	(.80)	—	(.80)	27.81	(10.62)	4,432		.91		2.52
6/30/2015	36.56	.79	(3.53)	(2.74)	(.86)	(.97)	(1.83)	31.99	(7.48)	5,050		.91		2.36
6/30/2014	32.06	1.23	5.82	7.05	(1.18)	(1.37)	(2.55)	36.56	22.66	5,027		.91		3.54
Class C:
6/30/2018	31.95	.49	1.23	1.72	(.51)	—	(.51)	33.16	5.35	250		1.69		1.43
6/30/2017	27.74	.38	4.27	4.65	(.44)	—	(.44)	31.95	16.83	255		1.72		1.28
6/30/2016	31.91	.48	(4.08)	(3.60)	(.57)	—	(.57)	27.74	(11.35)	263		1.72		1.68
6/30/2015	36.47	.53	(3.52)	(2.99)	(.60)	(.97)	(1.57)	31.91	(8.19)	323		1.69		1.58
6/30/2014	32.00	.95	5.80	6.75	(.91)	(1.37)	(2.28)	36.47	21.66	309		1.71		2.73
Class T:
6/30/2018	32.03	.84	1.22	2.06	(.85)	—	(.85)	33.24	6.40 [4]	—	[5]	.69	[4]	2.44	[4]
6/30/2017[6,7]	30.40	.29	1.65	1.94	(.31)	—	(.31)	32.03	6.37 [4,8]	—	[5]	.16	[4,8]	.93	[4,8]
Class F-1:
6/30/2018	32.06	.74	1.25	1.99	(.76)	—	(.76)	33.29	6.16	250		.94		2.15
6/30/2017	27.80	.57	4.32	4.89	(.63)	—	(.63)	32.06	17.73	362		.97		1.93
6/30/2016	31.98	.61	(4.00)	(3.39)	(.79)	—	(.79)	27.80	(10.68)	768		.96		2.11
6/30/2015	36.55	.80	(3.56)	(2.76)	(.84)	(.97)	(1.81)	31.98	(7.52)	1,662		.95		2.38
6/30/2014	32.06	1.23	5.79	7.02	(1.16)	(1.37)	(2.53)	36.55	22.57	1,226		.96		3.53
Class F-2:
6/30/2018	32.05	.85	1.22	2.07	(.86)	—	(.86)	33.26	6.41	2,715		.68		2.46
6/30/2017	27.82	.65	4.32	4.97	(.74)	—	(.74)	32.05	18.04	2,444		.70		2.22
6/30/2016	32.00	.87	(4.19)	(3.32)	(.86)	—	(.86)	27.82	(10.43)	3,024		.70		3.02
6/30/2015	36.57	.91	(3.58)	(2.67)	(.93)	(.97)	(1.90)	32.00	(7.27)	2,161		.69		2.71
6/30/2014	32.07	1.32	5.80	7.12	(1.25)	(1.37)	(2.62)	36.57	22.90	1,228		.70		3.79
Class F-3:
6/30/2018	32.02	.89	1.21	2.10	(.89)	—	(.89)	33.23	6.53	2,304		.58		2.59
6/30/2017[6,9]	29.42	.64	2.41	3.05	(.45)	—	(.45)	32.02	10.40 [8]	1,825		.25	[8]	1.99	[8]
Class 529-A:
6/30/2018	31.99	.76	1.21	1.97	(.76)	—	(.76)	33.20	6.10	153		.95		2.20
6/30/2017	27.78	.61	4.26	4.87	(.66)	—	(.66)	31.99	17.71	136		.99		2.07
6/30/2016	31.96	.70	(4.10)	(3.40)	(.78)	—	(.78)	27.78	(10.71)	118		1.00		2.45
6/30/2015	36.52	.77	(3.52)	(2.75)	(.84)	(.97)	(1.81)	31.96	(7.52)	130		.97		2.29
6/30/2014	32.03	1.21	5.80	7.01	(1.15)	(1.37)	(2.52)	36.52	22.56	129		.98		3.48

22	International Growth and Income Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
6/30/2018	$31.83	$.46	$1.24	$1.70	$(.48)	$—	$(.48)	$33.05	5.33%	$29		1.74%		1.35%
6/30/2017	27.64	.38	4.24	4.62	(.43)	—	(.43)	31.83	16.79	32		1.77		1.28
6/30/2016	31.81	.47	(4.09)	(3.62)	(.55)	—	(.55)	27.64	(11.44)	29		1.79		1.64
6/30/2015	36.36	.50	(3.51)	(3.01)	(.57)	(.97)	(1.54)	31.81	(8.26)	33		1.77		1.50
6/30/2014	31.91	.93	5.77	6.70	(.88)	(1.37)	(2.25)	36.36	21.56	32		1.78		2.67
Class 529-E:
6/30/2018	31.99	.68	1.23	1.91	(.69)	—	(.69)	33.21	5.93	5		1.17		1.98
6/30/2017	27.78	.56	4.25	4.81	(.60)	—	(.60)	31.99	17.45	5		1.19		1.88
6/30/2016	31.96	.62	(4.09)	(3.47)	(.71)	—	(.71)	27.78	(10.92)	4		1.22		2.17
6/30/2015	36.52	.70	(3.53)	(2.83)	(.76)	(.97)	(1.73)	31.96	(7.74)	5		1.21		2.07
6/30/2014	32.03	1.12	5.81	6.93	(1.07)	(1.37)	(2.44)	36.52	22.26	5		1.23		3.21
Class 529-T:
6/30/2018	32.03	.83	1.22	2.05	(.84)	—	(.84)	33.24	6.36 [4]	—	[5]	.73	[4]	2.40	[4]
6/30/2017[6,7]	30.40	.29	1.64	1.93	(.30)	—	(.30)	32.03	6.36 [4,8]	—	[5]	.17	[4,8]	.92	[4,8]
Class 529-F-1:
6/30/2018	32.04	.84	1.21	2.05	(.84)	—	(.84)	33.25	6.36	18		.74		2.43
6/30/2017	27.81	.69	4.26	4.95	(.72)	—	(.72)	32.04	17.98	15		.77		2.32
6/30/2016	32.00	.79	(4.14)	(3.35)	(.84)	—	(.84)	27.81	(10.55)	11		.79		2.73
6/30/2015	36.57	.83	(3.52)	(2.69)	(.91)	(.97)	(1.88)	32.00	(7.34)	11		.77		2.47
6/30/2014	32.07	1.30	5.79	7.09	(1.22)	(1.37)	(2.59)	36.57	22.81	11		.78		3.72
Class R-1:
6/30/2018	31.95	.49	1.24	1.73	(.52)	—	(.52)	33.16	5.38 [4]	4		1.65	[4]	1.42	[4]
6/30/2017	27.74	.32	4.34	4.66	(.45)	—	(.45)	31.95	16.90	5		1.66		1.09
6/30/2016	31.91	.52	(4.09)	(3.57)	(.60)	—	(.60)	27.74	(11.25)[4]	10		1.59	[4]	1.80	[4]
6/30/2015	36.49	.60	(3.55)	(2.95)	(.66)	(.97)	(1.63)	31.91	(8.05)[4]	13		1.57	[4]	1.81	[4]
6/30/2014	32.01	1.14	5.74	6.88	(1.03)	(1.37)	(2.40)	36.49	22.07 [4]	9		1.35	[4]	3.28	[4]
Class R-2:
6/30/2018	31.87	.50	1.22	1.72	(.52)	—	(.52)	33.07	5.38	57		1.66		1.46
6/30/2017	27.68	.40	4.25	4.65	(.46)	—	(.46)	31.87	16.89	54		1.68		1.37
6/30/2016	31.85	.48	(4.10)	(3.62)	(.55)	—	(.55)	27.68	(11.42)	47		1.79		1.66
6/30/2015	36.40	.51	(3.51)	(3.00)	(.58)	(.97)	(1.55)	31.85	(8.23)	52		1.74		1.51
6/30/2014	31.94	.93	5.79	6.72	(.89)	(1.37)	(2.26)	36.40	21.62	53		1.74		2.69
Class R-2E:
6/30/2018	31.92	.61	1.22	1.83	(.63)	—	(.63)	33.12	5.69	3		1.38		1.79
6/30/2017	27.74	.59	4.16	4.75	(.57)	—	(.57)	31.92	17.24	2		1.40		1.98
6/30/2016	31.96	.87	(4.35)	(3.48)	(.74)	—	(.74)	27.74	(10.97)	—	[5]	1.38		3.19
6/30/2015[6,10]	35.91	.69	(2.75)	(2.06)	(.92)	(.97)	(1.89)	31.96	(5.73)[4,8]	—	[5]	.77	[4,11]	2.48	[4,11]

See end of table for footnotes.

International Growth and Income Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-3:
6/30/2018	$31.97	$.65	$1.23	$1.88	$(.67)	$—	$(.67)	$33.18	5.85%	$70		1.22%		1.89%
6/30/2017	27.76	.53	4.27	4.80	(.59)	—	(.59)	31.97	17.40	66		1.25		1.80
6/30/2016	31.94	.64	(4.12)	(3.48)	(.70)	—	(.70)	27.76	(10.95)	60		1.25		2.22
6/30/2015	36.50	.71	(3.55)	(2.84)	(.75)	(.97)	(1.72)	31.94	(7.77)	60		1.25		2.13
6/30/2014	32.02	1.09	5.82	6.91	(1.06)	(1.37)	(2.43)	36.50	22.20	46		1.26		3.14
Class R-4:
6/30/2018	32.01	.75	1.23	1.98	(.77)	—	(.77)	33.22	6.16	84		.92		2.18
6/30/2017	27.79	.63	4.27	4.90	(.68)	—	(.68)	32.01	17.77	87		.94		2.13
6/30/2016	31.98	.73	(4.12)	(3.39)	(.80)	—	(.80)	27.79	(10.67)	74		.93		2.54
6/30/2015	36.54	.83	(3.56)	(2.73)	(.86)	(.97)	(1.83)	31.98	(7.46)	72		.93		2.48
6/30/2014	32.05	1.26	5.77	7.03	(1.17)	(1.37)	(2.54)	36.54	22.61	51		.93		3.62
Class R-5E:
6/30/2018	32.01	1.02	1.03	2.05	(.84)	—	(.84)	33.22	6.36	1		.71		2.96
6/30/2017	27.79	.97	3.98	4.95	(.73)	—	(.73)	32.01	17.97	—	[5]	.71		3.19
6/30/2016[6,12]	29.43	.54	(1.61)	(1.07)	(.57)	—	(.57)	27.79	(3.68)[8]	—	[5]	.78	[11]	3.16	[11]
Class R-5:
6/30/2018	32.20	.88	1.22	2.10	(.88)	—	(.88)	33.42	6.48	34		.62		2.52
6/30/2017	27.95	.73	4.29	5.02	(.77)	—	(.77)	32.20	18.13	33		.63		2.46
6/30/2016	32.15	.82	(4.14)	(3.32)	(.88)	—	(.88)	27.95	(10.39)	26		.63		2.85
6/30/2015	36.72	.92	(3.57)	(2.65)	(.95)	(.97)	(1.92)	32.15	(7.19)	26		.63		2.72
6/30/2014	32.19	1.29	5.87	7.16	(1.26)	(1.37)	(2.63)	36.72	22.95	21		.63		3.69
Class R-6:
6/30/2018	32.03	.90	1.21	2.11	(.90)	—	(.90)	33.24	6.54	3,350		.57		2.62
6/30/2017	27.81	.76	4.24	5.00	(.78)	—	(.78)	32.03	18.17	2,519		.58		2.56
6/30/2016	31.99	.85	(4.13)	(3.28)	(.90)	—	(.90)	27.81	(10.33)	1,657		.58		2.98
6/30/2015	36.56	.93	(3.56)	(2.63)	(.97)	(.97)	(1.94)	31.99	(7.18)	1,305		.58		2.79
6/30/2014	32.06	1.37	5.79	7.16	(1.29)	(1.37)	(2.66)	36.56	23.04	949		.59		3.91

	Year ended June 30
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	27%	37%	37%	25%	29%

[1]	Based on average shares outstanding.
[2]	For the year ended June 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.28 and .81 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Class R-2E shares began investment operations on August 29, 2014.
[11]	Annualized.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

24	International Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
August 14, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

International Growth and Income Fund	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2018, through June 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	International Growth and Income Fund

	Beginning account value 1/1/2018	Ending account value 6/30/2018	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$965.48	$4.29	.88%
Class A — assumed 5% return	1,000.00	1,020.43	4.41	.88
Class C — actual return	1,000.00	961.44	8.12	1.67
Class C — assumed 5% return	1,000.00	1,016.51	8.35	1.67
Class T — actual return	1,000.00	966.19	3.32	.68
Class T — assumed 5% return	1,000.00	1,021.42	3.41	.68
Class F-1 — actual return	1,000.00	965.28	4.53	.93
Class F-1 — assumed 5% return	1,000.00	1,020.18	4.66	.93
Class F-2 — actual return	1,000.00	966.54	3.27	.67
Class F-2 — assumed 5% return	1,000.00	1,021.47	3.36	.67
Class F-3 — actual return	1,000.00	966.73	2.78	.57
Class F-3 — assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 529-A — actual return	1,000.00	964.79	4.58	.94
Class 529-A — assumed 5% return	1,000.00	1,020.13	4.71	.94
Class 529-C — actual return	1,000.00	961.59	8.41	1.73
Class 529-C — assumed 5% return	1,000.00	1,016.22	8.65	1.73
Class 529-E — actual return	1,000.00	964.32	5.65	1.16
Class 529-E — assumed 5% return	1,000.00	1,019.04	5.81	1.16
Class 529-T — actual return	1,000.00	965.99	3.46	.71
Class 529-T — assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 529-F-1 — actual return	1,000.00	966.25	3.56	.73
Class 529-F-1 — assumed 5% return	1,000.00	1,021.17	3.66	.73
Class R-1 — actual return	1,000.00	961.57	7.98	1.64
Class R-1 — assumed 5% return	1,000.00	1,016.66	8.20	1.64
Class R-2 — actual return	1,000.00	961.54	7.98	1.64
Class R-2 — assumed 5% return	1,000.00	1,016.66	8.20	1.64
Class R-2E — actual return	1,000.00	963.23	6.67	1.37
Class R-2E — assumed 5% return	1,000.00	1,018.00	6.85	1.37
Class R-3 — actual return	1,000.00	963.78	5.89	1.21
Class R-3 — assumed 5% return	1,000.00	1,018.79	6.06	1.21
Class R-4 — actual return	1,000.00	965.04	4.43	.91
Class R-4 — assumed 5% return	1,000.00	1,020.28	4.56	.91
Class R-5E — actual return	1,000.00	966.27	3.41	.70
Class R-5E — assumed 5% return	1,000.00	1,021.32	3.51	.70
Class R-5 — actual return	1,000.00	966.71	2.97	.61
Class R-5 — assumed 5% return	1,000.00	1,021.77	3.06	.61
Class R-6 — actual return	1,000.00	966.79	2.73	.56
Class R-6 — assumed 5% return	1,000.00	1,022.02	2.81	.56

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

International Growth and Income Fund	27

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2018:

Foreign taxes	$0.08 per share
Foreign source income	$1.18 per share
Qualified dividend income	100%
Corporate dividends received deduction	$5,448,000
U.S. government income that may be exempt from state taxation	$2,620,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

28	International Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Vanessa C. L. Chang, 1952	2012	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	2008	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
James J. Postl, 1946	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Margaret Spellings, 1957	2012	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	None
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2008	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Steven T. Watson, 1955 Vice Chairman of the Board	2008	Partner — Capital International Investors, Capital International, Inc.[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

International Growth and Income Fund	29

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 President	2008	Partner — Capital World Investors, Capital Research and Management Company
Paul F. Roye, 1953 Executive Vice President	2008	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Carl M. Kawaja, 1964 Senior Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Patrice Collette, 1967 Vice President	2015	Partner — Capital World Investors, Capital International, Inc.
Donald H. Rolfe, 1972 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jason B. Smith, 1972 Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[7]
Courtney R. Taylor, 1975 Assistant Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Guardian Trust Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Patrice Collette and Jason B. Smith, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

30	International Growth and Income Fund

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International Growth and Income Fund	33

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International Growth and Income Fund	35

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36	International Growth and Income Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
355 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2018, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

International Growth and Income Fund	37

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	IGI

Registrant:
a) Audit Fees:

2017	$122,000
2018	$107,000

b) Audit-Related Fees:
2017	$3,000
2018	$3,000

c) Tax Fees:
2017	$12,000
2018	$15,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,247,000
2018	$810,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:

2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM
Investment portfolio
June 30, 2018
Common stocks 92.88% Financials 16.89%	Shares	Value (000)
Prudential PLC	11,327,772	$259,305
AIA Group Ltd.	27,073,600	236,725
Société Générale	3,767,400	158,890
HDFC Bank Ltd.[1]	2,819,860	86,784
HDFC Bank Ltd. (ADR)	361,307	37,944
Banco Santander, SA	20,618,725	110,569
Aviva PLC	16,525,000	109,917
B3 SA - Brasil, Bolsa, Balcao	20,291,000	107,063
Toronto-Dominion Bank (CAD denominated)	1,757,000	101,693
ABN AMRO Group NV, depository receipts	3,438,437	89,222
AXA SA	3,555,300	87,252
DBS Group Holdings Ltd	4,308,000	84,136
FinecoBank SPA	7,310,000	82,566
BNP Paribas SA	1,167,000	72,489
Credit Suisse Group AG	4,250,041	64,160
Euronext NV	958,935	60,976
AIB Group PLC	11,030,784	59,900
Svenska Handelsbanken AB, Class A	5,315,320	59,083
Oversea-Chinese Banking Corp. Ltd.	6,313,000	53,933
Housing Development Finance Corp. Ltd.	1,652,687	46,026
Moscow Exchange MICEX-RTS PJSC	26,215,000	45,323
Credicorp Ltd.	196,500	44,236
HSBC Holdings PLC (GBP denominated)	4,554,000	42,714
Sberbank of Russia PJSC (ADR)	2,955,000	42,655
Bank of China Ltd., Class H	82,628,000	40,969
Danske Bank AS	1,250,000	39,136
Kotak Mahindra Bank Ltd.	1,990,000	39,006
Unione di Banche Italiane SPA	9,750,000	37,483
Bank Central Asia Tbk PT	24,450,800	36,642
Ping An Insurance (Group) Co. of China, Ltd., Class H	3,899,000	35,881
ORIX Corp.	2,200,000	34,814
Piraeus Bank SA2	12,077	41
		2,407,533
Consumer discretionary 11.71%
Sony Corp.	3,856,000	197,267
Wynn Macau, Ltd.	55,290,000	177,943
MGM China Holdings, Ltd.	60,772,800	140,979
Nitori Holdings Co., Ltd.	612,000	95,519
Sands China Ltd.	17,533,200	93,749
HUGO BOSS AG	948,298	86,113
Prada SPA	16,462,700	76,170
InterContinental Hotels Group PLC	1,135,400	70,726
Axel Springer SE	926,501	67,028
adidas AG	266,500	58,182
GVC Holdings PLC	3,943,720	54,702
Cie. Financière Richemont SA, Class A	601,500	51,094
International Growth and Income Fund — Page 1 of 7

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Ryohin Keikaku Co., Ltd.	145,000	$51,077
Hyundai Motor Co., Series 2	604,937	49,285
Accor SA	940,000	46,127
Carnival Corp., units	788,000	45,160
Altice USA, Inc., Class A	2,511,753	42,850
Las Vegas Sands Corp.	485,000	37,035
Restaurant Brands International Inc.	592,000	35,698
OPAP SA	3,042,048	34,388
Nokian Renkaat Oyj	840,000	33,195
ProSiebenSat.1 Media SE	1,270,000	32,228
Paddy Power Betfair PLC	232,449	25,788
Hyundai Mobis Co., Ltd.	130,700	24,862
Kroton Educacional SA, ordinary nominative	9,600,000	23,085
Peugeot SA	791,000	18,068
		1,668,318
Information technology 11.56%
Taiwan Semiconductor Manufacturing Co., Ltd.	59,853,506	425,022
Samsung Electronics Co., Ltd., nonvoting preferred	3,290,000	111,143
Samsung Electronics Co., Ltd.	2,075,000	86,854
Nintendo Co., Ltd.	493,900	161,488
Vanguard International Semiconductor Corp.	61,775,000	141,427
ASML Holding NV	597,500	118,410
Alibaba Group Holding Ltd. (ADR)[2]	469,500	87,106
AAC Technologies Holdings Inc.	6,163,000	86,802
Murata Manufacturing Co., Ltd.	492,000	82,744
Telefonaktiebolaget LM Ericsson, Class B	9,056,204	70,029
Broadcom Inc.	230,500	55,929
ASM Pacific Technology Ltd.	3,757,100	47,505
Amadeus IT Group SA, Class A, non-registered shares	557,500	44,011
Delta Electronics, Inc.	11,655,000	41,859
PagSeguro Digital Ltd., Class A2	1,340,973	37,212
Tencent Holdings Ltd.	517,000	25,950
Tech Mahindra Ltd.	2,444,828	23,388
		1,646,879
Industrials 8.71%
Airbus SE, non-registered shares	2,255,900	264,129
International Consolidated Airlines Group, SA (CDI)	17,413,000	152,593
BAE Systems PLC	15,013,000	128,153
Meggitt PLC	13,457,067	87,610
Ryanair Holdings PLC (ADR)[2]	757,529	86,533
Alliance Global Group, Inc.[2]	348,933,000	75,975
Flughafen Zürich AG	269,500	55,081
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares	1,962,500	50,786
Edenred SA	1,530,000	48,349
CCR SA, ordinary nominative	18,255,800	47,668
Aalberts Industries NV, non-registered shares	980,000	46,945
ACS, Actividades de Construcción y Servicios SA	1,065,000	43,157
ASSA ABLOY AB, Class B	1,963,000	41,838
MTU Aero Engines AG	195,205	37,522
Grupo Aeroportuario del Pacífico SAB de CV	2,572,000	23,815
DCC PLC	258,000	23,477
International Growth and Income Fund — Page 2 of 7

Common stocks Industrials (continued)	Shares	Value (000)
Geberit AG	34,500	$14,838
Kühne + Nagel International AG	86,800	13,077
		1,241,546
Energy 8.50%
Royal Dutch Shell PLC, Class B	11,076,715	396,673
Royal Dutch Shell PLC, Class B (ADR)	180,000	13,077
Royal Dutch Shell PLC, Class A	189,002	6,557
Enbridge Inc. (CAD denominated)	4,704,036	168,174
Enbridge Inc. (CAD denominated)[3]	133,054	4,757
TOTAL SA	2,768,319	168,787
Reliance Industries Ltd.	7,939,000	112,680
Schlumberger Ltd.	1,338,000	89,686
LUKOIL Oil Co. PJSC (ADR)	1,305,000	89,236
BP PLC	6,345,000	48,426
Gazprom PJSC (ADR)	10,630,000	46,783
Keyera Corp.	1,150,000	31,999
Coal India Ltd.	7,810,000	30,133
Peyto Exploration & Development Corp.	541,000	4,164
		1,211,132
Materials 8.33%
Rio Tinto PLC	4,596,000	254,815
Vale SA, ordinary nominative	9,648,537	123,452
Vale SA, ordinary nominative (ADR)	4,090,000	52,434
Glencore PLC	33,856,856	161,751
Koninklijke DSM NV	1,130,000	113,645
Air Liquide SA1	485,222	61,027
Air Liquide SA, bonus shares[1]	221,127	27,812
Air Liquide SA, non-registered shares	55,300	6,955
Nutrien Ltd. (CAD denominated)	1,522,640	82,835
Boral Ltd.	14,350,784	69,351
Asahi Kasei Corp.	4,700,000	59,771
Boliden AB	1,536,000	49,835
Anhui Conch Cement Co. Ltd., Class H	8,117,000	46,557
Akzo Nobel NV	339,000	29,026
Klabin SA, units	4,204,000	21,260
James Hardie Industries PLC (CDI)	915,000	15,358
Croda International PLC	183,448	11,626
		1,187,510
Consumer staples 6.53%
British American Tobacco PLC	4,555,000	230,239
Nestlé SA	2,582,750	200,559
Kao Corp.	1,438,750	109,808
Philip Morris International Inc.	925,000	74,685
Associated British Foods PLC	1,921,400	69,429
Carlsberg A/S, Class B	526,226	61,993
Coca-Cola European Partners plc	1,090,000	44,298
Shoprite Holdings Ltd.	2,752,864	44,273
Imperial Brands PLC	1,065,000	39,664
Ambev SA	5,255,000	24,378
International Growth and Income Fund — Page 3 of 7

Common stocks Consumer staples (continued)	Shares	Value (000)
Pernod Ricard SA	120,000	$19,605
Marine Harvest ASA	556,000	11,073
		930,004
Health care 5.25%
AstraZeneca PLC	3,578,000	248,050
Sanofi	1,430,200	114,658
Bayer AG	873,954	96,294
Novartis AG	977,600	74,315
Novo Nordisk A/S, Class B	1,429,475	66,321
Hypera SA, ordinary nominative	7,521,300	53,580
Fisher & Paykel Healthcare Corp. Ltd.	4,336,000	43,729
GlaxoSmithKline PLC	1,388,000	28,023
Roche Holding AG, non-registered shares, nonvoting	102,000	22,716
		747,686
Utilities 5.17%
Enel SPA	27,097,953	150,535
Ørsted AS	2,069,930	125,235
Rubis SCA	1,615,985	100,962
Northland Power Inc.	4,659,000	86,932
SSE PLC	3,756,526	67,177
Brookfield Infrastructure Partners LP	1,130,000	43,356
China Gas Holdings Ltd.	10,167,767	40,888
NTPC Ltd.	14,840,000	34,579
Guangdong Investment Ltd.	18,402,000	29,225
EDP - Energias de Portugal, SA	6,064,600	24,080
Power Assets Holdings Ltd.	2,964,000	20,722
CK Infrastructure Holdings Ltd.	1,797,000	13,319
		737,010
Telecommunication services 2.75%
SoftBank Group Corp.	1,136,710	81,859
Koninklijke KPN NV	23,454,305	63,819
Spark New Zealand Ltd.	23,765,000	60,038
Vodafone Group PLC	24,295,800	58,941
BT Group PLC	19,700,000	56,626
Mobile TeleSystems PJSC (ADR)	6,315,000	55,761
Advanced Info Service PCL, foreign registered	1,370,000	7,650
Intouch Holdings PCL, foreign registered	4,155,000	6,678
		391,372
Real estate 2.63%
Link Real Estate Investment Trust REIT	12,920,152	117,993
Sun Hung Kai Properties Ltd.	4,486,005	67,700
CK Asset Holdings Ltd.	7,517,744	59,697
Brookfield Property Partners LP	2,841,600	54,047
Longfor Properties Co. Ltd.	14,541,000	39,199
Vonovia SE	759,098	36,133
		374,769
Miscellaneous 4.85%
Other common stocks in initial period of acquisition		690,984
Total common stocks (cost: $11,184,342,000)		13,234,743
International Growth and Income Fund — Page 4 of 7

Rights & warrants 0.01% Miscellaneous 0.01%	Shares	Value (000)
Other rights & warrants in initial period of acquisition		$1,097
Total rights & warrants (cost: $1,158,000)		1,097
Convertible bonds 0.12% Financials 0.12%	Principal amount (000)
Banco Bilbao Vizcaya Argentaria, SA, contingent convertible bonds, 7.00% (undated) (EUR Annual (vs. 6M EURIBOR) 5Y + 6.155% on 2/19/2019)[4]	€ 14,400	17,236
Total convertible bonds (cost: $15,465,000)		17,236
Bonds, notes & other debt instruments 0.23% Bonds & notes of governments outside the U.S. 0.18%
Buenos Aires (City of) 8.95% 2021[3,5]	$25,000	25,667
Corporate bonds & notes 0.04% Financials 0.04%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated) (6-month USD-LIBOR + 5.89% on 7/25/2018)[3,4]	5,410	5,440
Total corporate bonds & notes		5,440
U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%
U.S. Treasury 0.875% 2018	1,000	1,000
Total U.S. Treasury bonds & notes		1,000
Total bonds, notes & other debt instruments (cost: $30,099,000)		32,107
Short-term securities 6.25%
3M Co. 1.91% due 7/11/2018[3]	40,000	39,974
Australia & New Zealand Banking Group, Ltd. 2.22% due 9/24/2018[3]	19,700	19,591
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.92% due 7/6/2018	25,000	24,991
BNP Paribas, New York Branch 2.22% due 9/4/2018	22,300	22,212
Coca-Cola Co. 1.93% due 7/12/2018[3]	20,000	19,986
CPPIB Capital Inc. 2.05% due 8/16/2018[3]	34,400	34,306
Federal Home Loan Bank 1.80%–1.89% due 7/5/2018–8/8/2018	147,500	147,393
L’Oréal USA, Inc. 1.95%–1.98% due 7/13/2018–7/23/2018[3]	55,000	54,951
Mizuho Bank, Ltd. 1.91%–2.28% due 7/6/2018–9/17/2018[3]	127,200	126,926
National Australia Bank Ltd. 2.20% due 9/4/2018[3]	43,000	42,827
Nordea Bank AB 1.91% due 7/25/2018[3]	15,000	14,979
Pfizer Inc. 2.07% due 9/12/2018[3]	30,000	29,868
Roche Holdings, Inc. 2.01% due 8/27/2018[3]	25,000	24,917
Sumitomo Mitsui Banking Corp. 2.24% due 8/28/2018[3]	62,600	62,380
Swedbank AB 1.85%–1.89% due 7/2/2018–7/5/2018	85,600	85,579
U.S. Treasury Bills 1.57% due 7/12/2018	30,800	30,786
Unilever Capital Corp. 1.90% due 7/9/2018[3]	48,300	48,274
International Growth and Income Fund — Page 5 of 7

Short-term securities	Principal amount (000)	Value (000)
United Parcel Service Inc. 1.98% due 8/1/2018–8/2/2018[3]	$50,700	$50,611
Wal-Mart Stores, Inc. 1.96% due 7/2/2018[3]	10,000	9,998
Total short-term securities (cost: $890,589,000)		890,549
Total investment securities 99.49% (cost: $12,121,653,000)		14,175,732
Other assets less liabilities 0.51%		73,121
Net assets 100.00%		$14,248,853
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD4,258	JPY465,000	JPMorgan Chase	7/11/2018	$55
JPY465,000	USD4,206	Goldman Sachs	7/11/2018	(3)
USD10,584	JPY1,162,000	Bank of America, N.A.	7/25/2018	70
USD4,239	JPY465,000	Citibank	7/25/2018	32
JPY1,627,000	USD14,729	Goldman Sachs	7/25/2018	(8)
				$146
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $175,623,000, which represented 1.23% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $615,452,000, which represented 4.32% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
GBP = British pounds
JPY = Japanese yen
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars
International Growth and Income Fund — Page 6 of 7

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
MFGEFPX-034-0818O-S66136	International Growth and Income Fund — Page 7 of 7

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 27 to Registration Statement No. 333-152323 on Form N-1A of our report dated August 14, 2018, relating to the financial statements and financial highlights of International Growth and Income Fund appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the headings “Financial highlights” in the Prospectus and “Independent registered public accounting firm” and “Prospectuses, reports to shareholders and proxy statements” in the Statement of Additional Information, which are part of such Registration Statement.

Costa Mesa, California

August 27, 2018

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the International Growth and Income Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the International Growth and Income Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: August 31, 2018

By /s/ Hong T. Le
Hong T. Le, Treasurer and Principal Financial Officer

Date: August 31, 2018